EXHIBIT 10.13 RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT FOR LEOPOLD W. MONTANARO

                  RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT
                               INCOME AGREEMENT

                                      FOR

                             LEOPOLD W. MONTANARO
                            WEST ESSEX BANK, F.S.B.
                             CALDWELL, NEW JERSEY

                               TABLE OF CONTENTS


PAGE

SECTION I          DEFINITIONS........................................................  2
                   -----------

SECTION II         BENEFITS-GENERALLY.................................................  7
                   ------------------
                   2.1   (a) Retirement Income Trust Fund and Accrued Benefit Account.  7
                             --------------------------------------------------------
                         (b) Withdrawal Rights Not Exercised..........................  8
                             -------------------------------
                             (1)  Contributions Made Annually.........................  8
                                  ---------------------------
                             (2)  Death Prior to Benefit Age During Employment........  8
                                  --------------------------------------------
                             (3)  Change in Control...................................  9
                                  -----------------
                             (4)  Termination for Cause............................... 10
                                  ---------------------
                         (c) Withdrawal Rights Exercised.............................. 10
                             ---------------------------
                             (1)  Phantom Contributions Made Annually................. 10
                                  -----------------------------------
                             (2)  Death Prior to Benefit Age During Employment........ 11
                                  --------------------------------------------
                             (3)  Change in Control................................... 11
                                  -----------------
                             (4)  Termination for Cause............................... 12
                                  ---------------------
                   2.2   Withdrawals from Retirement Income Trust Fund................ 12
                         ---------------------------------------------

SECTION III        RETIREMENT BENEFIT................................................. 13
                   ------------------
                   3.1   (a) Normal form of payment................................... 13
                             ----------------------
                         (b) Alternative payout option................................ 15
                             -------------------------

SECTION IV         PRE-RETIREMENT DEATH BENEFIT....................................... 16
                   ----------------------------
                   4.1   (a) Normal form of payment................................... 16
                             ----------------------
                         (b) Alternative payout option................................ 18
                             -------------------------

SECTION V          BENEFIT(S) IN THE EVENT OF TERMINATION OF SERVICE
                   -------------------------------------------------
                   PRIOR TO BENEFIT AGE............................................... 18
                   --------------------
                   5.1   Voluntary or Involuntary Termination of Service
                         -----------------------------------------------
                           Other than for Cause....................................... 18
                           --------------------
                         (a) Normal form of payment................................... 19
                             ----------------------
                             (1)  Executive Lives Until Benefit Age................... 19
                                  ---------------------------------
                             (2)  Executive Dies Prior to Benefit Age................. 21
                                  -----------------------------------
                         (b) Alternative Payout Option................................ 22
                             -------------------------
                             (1)  Executive Lives Until Benefit Age................... 22
                                  ---------------------------------
                             (2)  Executive Dies Prior to Benefit Age................. 23
                                  -----------------------------------
                   5.2   Termination for Cause........................................ 24
                         ---------------------

SECTION VI         OTHER BENEFITS..................................................... 24
                   --------------
                   6.1   (a) Disability Benefit....................................... 24
                             ------------------
                         (b) Disability Benefit - Supplemental........................ 25
                             ---------------------------------
                   6.2   Additional Death Benefit - Burial Expense.................... 26
                         -----------------------------------------

SECTION VII        NON-COMPETITION.................................................... 26
                   ---------------
                   7.1   Non-Competition.............................................. 26
                         ---------------
                   7.2   Breach of Non-Competition Clause............................. 26
                         --------------------------------
                         (a) During Employment........................................ 26
                             -----------------
                         (b) Termination of Employment Following Breach............... 27
                             ------------------------------------------
                         (c) Breach Following Executive's Termination of Employment... 27
                             ------------------------------------------------------

SECTION VIII       BENEFICIARY DESIGNATION............................................ 28
                   -----------------------

SECTION IX         EXECUTIVE'S RIGHT TO ASSETS........................................ 28
                   ---------------------------

SECTION X          RESTRICTIONS UPON FUNDING.......................................... 29
                   -------------------------

SECTION XI         ACT PROVISIONS..................................................... 30
                   --------------
                   11.1  Named Fiduciary and Administrator............................ 30
                         ---------------------------------
                   11.2  Claims Procedure and Arbitration............................. 30
                         --------------------------------

SECTION XII        MISCELLANEOUS...................................................... 31
                   -------------
                   12.1  No Effect on Employment Rights............................... 31
                         ------------------------------
                   12.2  State Law.................................................... 33
                         ---------
                   12.3  Severability................................................. 33
                         ------------
                   12.4  Incapacity of Recipient...................................... 33
                         -----------------------
                   12.5  Unclaimed Benefit............................................ 33
                         -----------------
                   12.6  Limitations on Liability..................................... 34
                         ------------------------
                   12.7  Gender....................................................... 34
                         ------
                   12.8  Effect on Other Corporate Benefit Agreements................. 34
                         --------------------------------------------
                   12.9  Suicide...................................................... 34
                         -------
                   12.10 Inurement.................................................... 35
                         ---------
                   12.11 Headings..................................................... 35
                         --------

SECTION XIII       AMENDMENT/PLAN TERMINATION......................................... 35
                   --------------------------
                   13.1  Amendment or Plan Termination................................ 35
                         -----------------------------
                   13.2  Executive's Right to Payment Following Plan Termination...... 36
                         -------------------------------------------------------

SECTION XIV        EXECUTION.......................................................... 36
                   ---------

          RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT


     This Restated Executive Supplemental Retirement Income Agreement (the "Agreement"), effective as of the 22nd day of December, 1995, amends and restates the Executive Supplemental Income Master Agreement entered into on January 1, 1995, and formalizes the understanding by and between WEST ESSEX BANK, F.S.B. (the "Bank"), a federally chartered savings bank, and Leopold W. Montanaro, hereinafter referred to as "Executive".

                                  WITNESSETH:

     WHEREAS, the Executive is employed by the Bank; and

     WHEREAS, the Bank recognizes the valuable services heretofore performed by the Executive and wishes to encourage continued employment; and

     WHEREAS, the Executive wishes to be assured that he will be entitled to a certain amount of additional compensation for some definite period of time from and after retirement from active service with the Bank or other termination of employment and wishes to provide his beneficiary with benefits from and after death; and

     WHEREAS, the Bank and the Executive wish to provide the terms and conditions upon which the Bank shall pay such additional compensation to the Executive after retirement or other termination of employment and/or death benefits to his beneficiary after death; and

     WHEREAS, the Bank has adopted this Restated Executive Supplemental Retirement Income Agreement which controls all issues relating to benefits as described herein;

     NOW, THEREFORE, in consideration of the premises and of the mutual promises herein contained, the Bank and the Executive agree as follows:

                                   SECTION I
                                  DEFINITIONS
                                  -----------

     When used herein, the following words and phrases shall have the meanings below unless the context clearly indicates otherwise:

1.1 "Accrued Benefit Account" shall be represented by the bookkeeping entries required to record the Executive's (i) Phantom Contributions plus (ii) accrued interest, equal to the Interest Factor, earned to-date on such amounts. However, neither the existence of such bookkeeping entries nor the Accrued Benefit Account itself shall be deemed to create either a trust of any kind, or a fiduciary relationship between the Bank and the Executive or Beneficiary.

1.2 "Act" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

1.3  "Bank" means WEST ESSEX BANK, F.S.B. and any successor thereto.

1.4 "Beneficiary" means the person or persons (and their heirs) designated as Beneficiary in Exhibit B of this Agreement to whom the deceased Executive's benefits are payable. If no Beneficiary is so designated, then the Executive's Spouse, if living, will be deemed the Beneficiary. If the Executive's Spouse is not living, then the Children of the Executive will be deemed the Beneficiaries and will take on a per stirpes basis. If there are no Children, then the Estate of the Executive will be deemed the Beneficiary.

1.5  "Benefit Age" means the Executive's sixty-fifth (65th) birthday.

1.6 "Benefit Eligibility Date" means the date on which the Executive is entitled to receive any, benefit(s) pursuant to Section(s) III or V of this Agreement. It shall be the first day of the month following the month in which the Executive attains his Benefit Age.

1.7  "Board of Directors" means the board of directors of the Bank.

1.8 "Cause" means personal dishonesty, willful misconduct, willful malfeasance, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, regulation (other than traffic violations or similar offenses), or final cease-and-desist order, material breach of any provision of this Agreement, or gross negligence in matters of material importance to the Bank.

1.9  "Change in Control" of the Bank shall mean and include the following:

     (1) a Change in Control of a nature that would be required to be reported in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or

     (2)  a Change in Control of the Bank within the meaning of 12 C.F.R. 574.4;
          or

     (3)  a Change in Control at such time as

          (i) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank representing Twenty Percent (20.0%) or more of the combined voting power of the Bank's outstanding securities ordinarily having the right to vote at the election of Directors, except for (i) any stock of the

               Bank purchased by the Holding Company in connection with the conversion of the Bank to stock form, and (ii) any stock purchased by the Bank's Employee Stock Ownership Plan and/or trust; or

          (ii) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the Directors comprising the Incumbent Board, or whose nomination for election by the Bank's stockholders was approved by the Bank's or the Bank's Nominating Committee which is comprised of members of the Incumbent Board, shall be, for purposes of this clause (ii), considered as though he were a member of the Incumbent Board; or

          (iii)merger, consolidation, or sale of all or substantially all of the assets of the Bank occurs; or

          (iv) a proxy statement is issued soliciting proxies from the members (or stockholders) of the Bank by someone other than the current management of the Bank, seeking member (or stockholder) approval of a plan of reorganization, merger, or consolidation of the Bank with one or more corporations as a result of which the outstanding shares of the class of the Bank's securities are exchanged for or converted into cash or property or securities not issued by the Bank.

1.10 "Children" means all natural or adopted children of the Executive, and issue of any predeceased child or children.

1.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.12 "Contribution(s)" means those annual contributions which the Bank is required to make to the Retirement Income Trust Fund on behalf of the Executive in accordance with Subsection 2.1(a) and in the amounts set forth in Exhibit A of the Agreement.

1.13 (a) "Disability Benefit" means the benefit payable to the Executive following a determination, in accordance with Subsection 6.1 (a), that he is no longer able, properly and satisfactorily, to perform his duties at the Bank.

     (b) "Disability Benefit- Supplemental" (if applicable) means the benefit payable to the Executive's Beneficiary upon the Executive's death in accordance with Subsection 6.1 (b).

1.14 "Effective Date" of this Agreement shall be December 22, 1995.

1.15 "Estate" means the estate of the Executive.

1.16 "Interest Factor" means compounding, discounting or annuitizing, as applicable, at a rate set forth in Exhibit A.

1.17 "Payout Period" means the time frame during which certain benefits payable hereunder shall be distributed. Payments shall be made in monthly installments commencing on the first day of the month following the occurrence of the event which triggers distribution and continuing for a period of one hundred eighty (180) months. Should the Executive make a Timely Election to receive a lump sum benefit payment, the Executive's Payout Period shall be deemed to be one (1) month.

1.18 "Phantom Contributions" means those annual Contributions which the Bank is no longer required to make on behalf of the Executive to the Retirement Income Trust Fund. Rather, once the Executive has exercised the withdrawal rights provided for in Subsection 2.2, the

     Bank shall be required to record the annual amounts set forth in Exhibit A of the Agreement in the Executive's Accrued Benefit Account, pursuant to Subsection 2.1.

1.19 "Plan Year" shall mean the twelve (12) month period commencing January 1, 1996 and each consecutive twelve (12) month period thereafter.

1.20 "Retirement Income Trust Fund" means the trust fund account established by the Executive and into which annual Contributions will be made by the Bank on behalf of the Executive pursuant to Subsection 2.1. The contractual rights of the Bank and the Executive with respect to the Retirement Income Trust Fund shall be outlined in a separate writing to be known as the Leopold W. Montanaro Grantor Trust Agreement.

1.21 "Supplemental Retirement Income Benefit" means (assuming the normal form of payment is applicable) an annual amount (before taking into account federal
                                              ------
     and state income taxes), payable in monthly installments, which is projected pursuant to the Agreement, for the purpose of determining the Contribution to be made or the Phantom Contribution to be recorded on behalf of an Executive who maintains continuous service until his Benefit Age. The annual Contributions and Phantom Contributions have been actuarially determined, using the assumptions set forth in Exhibit A, in order to fund for the projected Supplemental Retirement Income Benefit. The Supplemental Retirement Income Benefit which is projected, and for which Contributions and/or Phantom Contributions are being made and/or recorded, is set forth in Exhibit A.

1.22 "Timely Election" means the Executive has made an election to change the form of his benefit payment(s) by filing with the Administrator a Notice of Election to Change Form of Payment (Exhibit C of this Agreement), such election having been made prior to the event which triggers distribution and at least two (2) years prior to the Executive's Benefit Eligibility Date.

                                   SECTION II
                              BENEFITS - GENERALLY
                              --------------------

2.1  (a)  Retirement Income Trust Fund and Accrued Benefit Account. The
          --------------------------------------------------------
          Executive shall establish the Leopold W. Montanaro Grantor Trust into which the Bank shall be required to make annual Contributions on the Executive's behalf, pursuant to Exhibit A and this Section II of the Agreement. A trustee shall be selected by the Executive. The trustee shall maintain an account, separate and distinct from the Executive's personal contributions, which account shall constitute the Retirement Income Trust Fund. The trustee shall be charged with the responsibility of investing all contributed funds. Distributions from the Retirement Income Trust Fund of the Leopold W. Montanaro Grantor Trust shall be made by the trustee to the Executive, for purposes of payment of any income taxes due and owing on Contributions by the Bank to the Retirement Income Trust Fund, if any, and on any taxable earnings associated with such Contributions which the Executive shall be required to pay from year to year under applicable law prior to actual receipt of any benefit payments from the Retirement Income Trust Fund. If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, the Bank's obligation to make Contributions to the Retirement Income Trust Fund shall cease and the Bank's obligation to record Phantom Contributions in the Accrued Benefit Account shall immediately commence pursuant to Exhibit A and this Section II of the Agreement. To the extent this Agreement is inconsistent with the Leopold W. Montanaro Grantor Trust Agreement, this Agreement shall supersede the Leopold W. Montanaro Grantor Trust Agreement.

          The annual Contributions (or Phantom Contributions) required to be made by the Bank to the Retirement Income Trust Fund (or recorded by the Bank in the Accrued Benefit Account) have been fixed and determined and are set forth in

          Exhibit A which is attached hereto and incorporated herein by reference. Contributions shall be made by the Bank to the Retirement Income Trust Fund (i) within five (5) days of establishment of such trust, and (ii) within the first five (5) days of the beginning of each succeeding Plan Year, unless this Section expressly provides otherwise. Phantom Contributions, if any, shall be recorded in the Accrued Benefit Account within the first five (5) days of the beginning of each applicable Plan Year, unless this Section expressly provides otherwise. Phantom Contributions shall accrue interest at a rate equal to the Interest Factor, up to and throughout the Payout Period, until the balance or the Accrued Benefit Account has been fully distributed. Interest on any Phantom Contribution shall not commence until one (1) calendar year following the date such Phantom Contribution is initially recorded in the Executive's Accrued Benefit Account.

     (b)  Withdrawal Rights Not Exercised.
          -------------------------------
          (1)  Contributions Made Annually
               ---------------------------

               If the Executive does not exercise any withdrawal rights pursuant to Subsection 2.2, such annual Contributions to the Retirement Income Trust Fund shall continue each year, unless this Subsection 2.1(b) specifically states otherwise, until the earlier of (i) the last Plan Year that Contributions are required pursuant to Exhibit A, or (ii) the Plan Year of the Executive's termination of employment.

          (2)  Death Prior to Benefit Age During Employment
               --------------------------------------------

               If the Executive (i) does not exercise any withdrawal rights pursuant to Subsection 2.2 and (ii) dies prior to attaining Benefit Age but while employed by the Bank (including employment following a Change in Control), all annual Contributions set forth in Exhibit A shall be required of the Bank. Such Contributions to the Retirement Income Trust Fund shall commence in the Plan Year in which the Retirement Income Trust Fund is established and shall continue through the Plan Year in which the Executive dies. The final Contribution payable in the year of the Executive's death shall be equal to: (i) the full Contribution required for the Plan Year in which the Executive dies, if not made prior to death, plus (ii) the sum of the total Contributions which would have been required in accordance with Exhibit A for the Plan Year(s) following the year of the Executive's death. Such final Contribution shall be payable in a lump sum to the Retirement Income Trust Fund within ten (10) days of the Executive's death.

          (3)   Change in Control.
                -----------------

               If (i) the Executive does not exercise his withdrawal rights pursuant to Subsection 2.2 and (ii) a Change in Control occurs at the Bank, the Contributions set forth below shall be required of the Bank. The annual Contributions set forth in Exhibit A shall be made to the Retirement Income Trust Fund, commencing in the Plan Year in which the Retirement Income Trust Fund is established and continuing through the Plan Year in which the Change in Control occurs. Upon the occurrence, of said Change in Control, the Bank shall be required to make an immediate lump sum Contribution to the Executive's Retirement Income Trust Fund in an amount equal to: (1) the full Contribution required for the Plan Year in which such Change in Control occurs as provided for in Exhibit A, if not made prior to such Change in Control, plus
               (ii) the present value (computed using a discount rate equal to the Interest Factor) of the total Contributions which would have been required in accordance with Exhibit A for the three (3) Plan Years following the year in which such Change in Control occurs. In the event the Executive continues employment with the Bank following the date of the Change in Control, the Bank shall be required to resume making Contributions in accordance with the schedule provided for in Exhibit A, in the fourth (4th) year following the year in which the Change in Control occurred and shall continue for the lesser of: (i) the number of years remaining in the schedule provided for in Exhibit A, or (ii) the number of years the Executive remains employed by the Bank.

          (4)  Termination For Cause.
               ---------------------

               If the Executive (i) does not exercise his withdrawal rights pursuant to Subsection 2.2 and (ii) is terminated for Cause pursuant to Subsection 5.2, no further Contribution(s) to the Retirement Income Trust Fund shall be required of the Bank, and, if not yet made, no Contribution shall be required for the year in which such termination for Cause occurs.

     (c)   Withdrawal Rights Exercised.
           ---------------------------
          (1)  Phantom Contributions Made Annually.
               -----------------------------------

               If the Executive exercises his withdrawal rights pursuant to Subsection 2.2, no further Contributions to the Retirement Income Trust Fund shall be required of the Bank. Thereafter, Phantom Contributions shall be recorded annually in the Executive's Accrued Benefit Account, within five (5) days of the beginning of each Plan Year, commencing with the first Plan Year following the Plan Year in which the Executive exercises his withdrawal rights. Such Phantom Contributions shall continue to be recorded annually, unless this Subsection 2.1(c) specifically states otherwise, until the earlier of (i) the last Plan Year that Phantom Contributions are required pursuant to Exhibit A, or (ii) the Plan Year of the Executive's termination of employment.

          (2)  Death Prior to Benefit Age During Employment
               --------------------------------------------

               If the Executive (i) exercises his withdrawal rights pursuant to Subsection 2.2 and (ii) dies while employed by the Bank but prior to attaining Benefit Age (including employment following a Change in Control), all annual Contributions set forth in Exhibit A for all Plan Years preceding such exercise of withdrawal rights shall be required of the Bank. Such Contributions to the Retirement Income Trust Fund shall commence in the Plan Year in which the Retirement Income Trust Fund is established and shall continue through the Plan Year in which the Executive first exercises his withdrawal rights. Thereafter, Phantom Contributions shall be recorded annually, pursuant to Exhibit A, in the Executive's Accrued Benefit Account and shall continue through the Plan Year in which the Executive dies. The final Phantom Contribution recorded in the Accrued Benefit Account in the year of the Executive's death shall be equal to: (i) the full Phantom Contribution required for the Plan Year in which the Executive dies, if not made prior to death, plus (ii) the sum of the total Phantom Contributions which would have been required in accordance with Exhibit A for the Plan Year(s) following the year of the Executive's death. Such final Phantom Contribution shall be recorded in the Accrued Benefit Account within ten (10) days of the Executive's death.

          (3)  Change in Control
               -----------------

               Phantom Contributions shall commence in the Plan Year following the Plan Year in which the Executive first exercises his withdrawal rights and shall continue through the Plan Year in which the Change in Control occurs. Upon the occurrence of said Change in Control, the Bank shall be required to record an immediate lump sum Phantom Contribution in the Executive's Accrued Benefit Account in an amount equal to: (i) the full Phantom Contribution required for the Plan Year in which such Change in Control occurs, if not made prior to such Change in Control, plus (ii) the present value (computed using a discount rate equal to the Interest Factor) of the total Phantom Contributions which would have been required in accordance with Exhibit A for the three (3) Plan Years following the year in which such Change in Control occurs. In the event the Executive continues employment with the Bank following the date of the Change in Control, the Bank shall be required to resume recording Phantom Contributions in accordance with the schedule provided for in Exhibit A. Such Phantom Contributions shall resume in the fourth (4th) year following the year in which the Change in Control occurred and shall continue for the lesser of: (i) the number of years remaining in the schedule provided for in Exhibit A, or (ii) the number of years the Executive remains employed by the Bank.

          (4)  Termination For Cause
               ---------------------

               If the Executive is terminated for Cause pursuant to Subsection 5.2, the entire balance of the Executive's Accrued Benefit Account at the time of such termination, which shall include ally Phantom Contributions which have been recorded plus interest accrued on such Phantom Contributions, shall be forfeited.

2.2  Withdrawals From Retirement Income Trust Fund.
     ---------------------------------------------

     Exercise of withdrawal rights by the Executive pursuant to the Leopold W. Montanaro Grantor Trust Agreement shall terminate the Bank's obligation to make any further Contributions to the Retirement Income Trust Fund, and the Bank's obligation to record Phantom Contributions pursuant to Subsection 2.1(c) shall commence. For purposes of this Subsection 2.2, "exercise of withdrawal rights" shall mean those withdrawal rights to which the Executive is entitled under Article III of the Leopold W. Montanaro Grantor Trust Agreement and shall exclude any distributions made by the trustee of the Retirement Income

     Trust Fund to the Executive for purposes of payment of income taxes in accordance with Subsection 2.1 of this Agreement.

                                  SECTION III
                               RETIREMENT BENEFIT
                               ------------------

3.1  (a)  Normal form of payment.
          ----------------------

          If (i) the Executive is employed with the Bank until reaching his Benefit Age (including employment with the Bank until Benefit Age following a Change in Control), and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 3.1(a) shall be controlling with respect to retirement benefits.

          The Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive (or his Beneficiary) shall distribute the excess amounts attributable to the greater-than-expected rate of return. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the trustee of the Retirement

          Income Trust Fund shall pay to the Executive's Beneficiary the monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains approval from the trustee of the Leopold W. Montanaro Grantor Trust and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the trustee, shall be payable within thirty (30) days of such trustee approval.

          The Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the Bank shall pay to the Executive's Beneficiary the same monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the remainder of any unpaid benefit payments in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the unpaid balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty (30) days of such Board of Director approval.

     (b)  Alternative payout option.
          -------------------------

          If (i) the Executive is employed with the Bank until reaching his Benefit Age, (including employment with the Bank until Benefit Age following a Change in Control), and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 3.1(b) shall be controlling with respect to retirement benefits.

          The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit
          Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 3.1(b) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

          The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 3.1(b) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                   SECTION IV
                          PRE-RETIREMENT DEATH BENEFIT
                          ----------------------------

4.1  (a)  Normal form of payment.
          ----------------------

          If (i) the Executive dies while employed by the Bank prior to attaining his Benefit Age, (including the Executive's death while employed by the Bank following a Change in Control) and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 4.1(a) shall be controlling with respect to pre-retirement death benefits.

          The Executive's Beneficiary shall be entitled to receive benefits in accordance with this Subsection 4.1(a). The Executive's Retirement Income Trust Fund, measured as of the later of (i) the date of the Executive's death, or (ii) the date any final lump sum Contribution is made pursuant to Subsection 2.1(b), shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence within thirty
          (30) days of the date the Administrator receives notice of the Executive's death, or, if later, within thirty (30) days after any final lump sum Contribution is made to the Retirement Income Trust Fund. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive's Beneficiary shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive's

          Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains approval from the trustee of the Leopold W. Montanaro Grantor Trust and (ii) notifies the Administrator in writing of such election within ninety
          (90) days of the Executive's death. Such lump sum payment, if approved by the trustee, shall be made within thirty (30) days of such trustee approval.

          The Executive's Accrued Benefit Account (if applicable), measured as of the later of (i) the date of the Executive's death, or (ii) the date any final Phantom Contribution is recorded pursuant to Subsection 2.1(c), shall be annuitized (using the Interest Factor) into monthly installments and shall be payable to the Beneficiary for the Payout Period. Such benefit payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death, or, if later, within thirty (30) days after any final lump sum Phantom Contribution is recorded in the Accrued Benefit Account. The Executive's Beneficiary may request to receive the remainder of any unpaid monthly benefit payments due from the Accrued Benefit Account in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty (30) days of such Board of Director approval.

     (b)  Alternative payout option.
          -------------------------

          If (i) the Executive dies prior to attaining his Benefit Age, (including the Executive's death while employed by the Bank following a Change in Control), and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 4.1(b) shall be controlling with respect to preretirement death benefits.

          The Executive's Beneficiary shall be entitled to receive a lump sum benefit in accordance with this Subsection 4.1(b). The balance of the Executive's Retirement Income Trust Fund, measured as of the date any final lump sum Contribution is made pursuant to Subsection 2.1(b), shall be paid to the Executive's Beneficiary in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the date any final Phantom Contribution is recorded pursuant to Subsection 2.1(c), shall be paid to the Executive's Beneficiary in a lump sum within thirty
(30) days of the (late the Administrator receives notice of the Executive's death.

                                   SECTION V
               BENEFIT(S) IN THE EVENT OF TERMINATION OF SERVICE
               -------------------------------------------------
                              PRIOR TO BENEFIT AGE
                              --------------------

5.1  Voluntary or Involuntary Termination of Service Other Than for Cause. In
     --------------------------------------------------------------------
     the event the Executive's service with the Bank is voluntarily or involuntarily terminated prior to Benefit Age, for any reason including a Change in Control, but excluding (i) any termination related to disability which shall be covered in Section VI, or (ii) termination for Cause which shall be covered in Subsection 5.2, the Executive (or his Beneficiary) shall be entitled to receive benefits in accordance with this Subsection
     5.1. Payments of benefits pursuant to this

     Subsection 5.1 shall be made in accordance with Subsection 5.1(a) or 5.1(b) below, as applicable.

     (a)  Normal form of payment.
          ----------------------
          (1)  Executive Lives Until Benefit Age
               ---------------------------------

               If (i) after such termination, the Executive lives until attaining his Benefit Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 5.1(a)(1) shall be controlling with respect to retirement benefits.

               The Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence on the Executive's Benefit Eligibility Date. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund, the final benefit payment to the Executive (or his Beneficiary) shall distribute the excess amounts attributable to the greater-than-expected rate of return. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the trustee of the Retirement Income Trust Fund shall pay to the Executive's Beneficiary the monthly installments (or a continuation of the monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the unpaid balance of the Executive's Retirement Income Trust Fund in a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains approval from the trustee of the Leopold W. Montanaro Grantor Trust and
               (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the trustee, shall be made within thirty
               (30) days of such trustee approval.

               The Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence on the Executive's Benefit Eligibility Date. In the event the Executive dies at any time after attaining his Benefit Age, but prior to commencement or completion of all the payments due and owing hereunder, (i) the Bank shall pay to the Executive's Beneficiary the same monthly installments (or a continuation of such monthly installments if they have already commenced) for the balance of months remaining in the Payout Period, or (ii) the Executive's Beneficiary may request to receive the remainder of any unpaid benefit payments in a lump sum payment. If a lump sum payment is requested by the Beneficiary, the amount of such lump sum payment shall be equal to the unpaid balance of the Executive's Accrued Benefit Account. Payment in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days Of Such Board of Director approval,

          (2)  Executive Dies Prior to Benefit Age
               -----------------------------------

               If (i) after such termination, the Executive dies prior to attaining his Benefit Age, and (ii) the Executive has not made a Timely Election to receive a lump sum benefit, this Subsection 5.1(a)(2) shall be controlling with respect to retirement benefits.

               The Executive's Beneficiary shall be entitled to receive benefits in accordance with this Subsection 5.1(a)(2). The Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such benefit payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is less than the rate of return used to annuitize the Retirement Income Trust Fund, no additional contributions to the Retirement Income Trust Fund shall be required by the Bank in order to fund the final benefit payment(s) and make up for any shortage attributable to the less-than-expected rate of return. Should Retirement Income Trust Fund assets actually earn a rate of return, following the date such balance is annuitized, which is greater than the rate of return used to annuitize the Retirement Income Trust Fund as of the date of the Executive's death, the final benefit payment to the Executive's Beneficiary shall distribute the excess amounts attributable to the greater-than-expected rate of return. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's

               Retirement Income Trust Fund in the form of a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Retirement Income Trust Fund in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains approval from the trustee of the Leopold W. Montanaro Grantor Trust and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such Lump Sum payment, if approved by the trustee, shall be made within thirty (30) days of such trustee approval.

               The Executive's Accrued Benefit Account (if applicable), measured as of the date of the Executive's death, shall be annuitized (using the Interest Factor) into monthly installments and shall be payable for the Payout Period. Such payments shall commence within thirty (30) days of the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary may request to receive the unpaid balance of the Executive's Accrued Benefit Account in the form of a lump sum payment. If a lump sum payment is requested by the Beneficiary, payment of the balance of the Accrued Benefit Account in such lump sum form shall be made only if the Executive's Beneficiary (i) obtains Board of Director approval, and (ii) notifies the Administrator in writing of such election within ninety (90) days of the Executive's death. Such lump sum payment, if approved by the Board of Directors, shall be made within thirty (30) days of such Board of Director approval.

     (b)  Alternative Payout Option.
          -------------------------
          (1)  Executive Lives Until Benefit Age
               ---------------------------------

               If (i) after such termination, the Executive lives until attaining his Benefit Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 5.1(b)(1) shall be controlling with respect to retirement benefits.

               The balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 5.1(b)(1) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

               The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the Executive's Benefit Age, shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies after becoming eligible for such payment (upon attainment of his Benefit Age), but before the actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit in accordance with this Subsection 5.1(b)(1) within thirty (30) days of the date the Administrator receives notice of the Executive's death.

          (2)  Executive Dies Prior to Benefit Age
               -----------------------------------

               If (i) after such termination, the Executive dies prior to attaining his Benefit Age, and (ii) the Executive has made a Timely Election to receive a lump sum benefit, this Subsection 5.1(b)(2) shall be controlling with respect to pre-retirement death benefits.

               The balance of the Retirement Income Trust Fund, measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

               The balance of the Executive's Accrued Benefit Account (if applicable), measured as of the date of the Executive's death, shall be paid to the Executive's Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

5.2  Termination For Cause.
     ---------------------

     If the Executive is Terminated for Cause, all benefits under this Agreement, other than those which can be paid from previous Contributions to the Retirement Income Trust Fund (and earnings on such Contributions), shall be forfeited. Furthermore, no further Contributions or Phantom Contributions, as applicable, shall be required of the Bank for the year in which such Termination for Cause occurs (if not yet made). The Executive shall be entitled to receive a benefit in accordance with this Subsection 5.2.

     The balance of the Executive's Retirement Income Trust Fund shall be paid to the Executive in a lump sum on his Benefit Eligibility Date. In the event the Executive dies prior to his Benefit Eligibility Date, his Beneficiary shall be entitled to receive the balance of the Executive's Retirement Income Trust Fund in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

                                   SECTION VI
                                 OTHER BENEFITS
                                 --------------

6.1  (a)  Disability Benefit.
          ------------------

          If the Executive's service is terminated prior to Benefit Age due to a disability which meets the criteria set forth below, the Executive may request to receive the

          Disability Benefit in lieu of the retirement benefit(s) available pursuant to Section 5.1 (which is (are) not available prior to the Executive's Benefit Eligibility Date).

          Notwithstanding any other provision hereof, if requested by the Executive and approved by the Board of Directors, the Executive shall receive a lump sum Disability Benefit hereunder, in any case in which it is determined by a duly licensed independent physician selected by the Bank, that the Executive is no longer able, properly and satisfactorily, to perform his regular duties as an Executive, because of ill health, accident, disability or general inability due to age. The lump sum benefit(s) to which the Executive is entitled shall include: (i) the balance of the Retirement Income Trust Fund, plus
          (ii) the balance of the Accrued Benefit Account (if applicable), both measured as of the date of the disability determination. The benefit(s) shall be paid within thirty (30) days following the date of the Executive's request for such benefit. In the event the Executive dies after becoming eligible for such payment(s) but before the actual payment(s) is (are) made, his Beneficiary shall be entitled to receive the benefit(s) provided for in this Subsection 6.1(a) within thirty
          (30) days of the date the Administrator receives notice of the Executive's death.

     (b)  Disability Benefit - Supplemental.
          ---------------------------------

          If Board of Director approval is obtained within thirty (30) days of the Executive's death, the Bank shall make a direct, lump sum payment to the Executive's Beneficiary in an amount equal to the following: the sum of all Contributions (or Phantom Contributions) set forth in Exhibit A, but not required pursuant to Subsection 2.1(b) (or 2.1(c)) due to the disability-related termination. Such lump sum payment, if approved by the Board of Directors, shall be payable within thirty
          (30) days of such Board of Director approval.

6.2  Additional Death Benefit - Burial Expense.  Upon the Executive's death, the
     -----------------------------------------
     Executive's Beneficiary shall also be entitled to receive a one-time lump sum death benefit in the amount of Ten Thousand Dollars ($10,000.00). This benefit shall be paid directly from the Bank to the Beneficiary and shall be provided specifically for the purpose of providing payment for burial and/or funeral expenses of the Executive. Such death benefit shall be payable within thirty (30) days of the date the Administrator receives notice of the Executive's death. The Executive's Beneficiary shall not be entitled to such benefit if the Executive is Terminated for Cause prior to death.

                                  SECTION VII
                                NON-COMPETITION
                                ---------------

7.1  Non-Competition.
     ---------------

     In consideration of the agreements of the Bank contained herein and of the payments to be made by the Bank pursuant hereto, the Executive hereby agrees that, for as long as he remains employed by the Bank, he will devote substantially all of his time, skill, diligence and attention to the business of the Bank, and will not actively engage, either directly or indirectly, in any, business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the business of the Bank. The Executive further agrees that following his employment with the Bank and continuing through the Payout Period he will not actively engage, either directly or indirectly, in any business or other activity which is, or may be deemed to be, in any way competitive with or adverse to the best interests of the Bank, unless the Executive has the express written consent of the Board of Directors of the Bank.

7.2  Breach of Non-Competition Clause.
     --------------------------------
     (a)  During Employment.
          -----------------

          In the event the Executive breaches Subsection 7.1 while employed at the Bank, all further Contributions to the Retirement Income Trust Fund (or Phantom

          Contributions to the Accrued Benefit Account) shall immediately cease, and all benefits under this Agreement, other than those which can be paid from previous Contributions to the Retirement Income Trust Fund (and earnings on such Contributions), shall be forfeited. If, following such breach, the Executive lives until attaining his Benefit Age, he shall be entitled to receive a benefit from the Retirement Income Trust Fund equal to the balance of the Retirement Income Trust Fund, measured as of the Executive's Benefit Age, in a lump sum payable on his Benefit Eligibility Date. In the event the Executive dies after attaining his Benefit Age but before actual payment is made, his Beneficiary shall be entitled to receive the lump sum benefit payable within thirty (30) days of the date of the Administrator receives notice of the Executive's death. If, following such breach, the Executive dies prior to attaining his Benefit Age, his Beneficiary shall be entitled to receive a benefit from the Retirement Income Trust Fund equal to the balance of the Retirement Income Trust Fund, measured as of the date of the Executive's death, payable in a lump sum within thirty (30) days of the date the Administrator receives notice of the Executive's death.

     (b)  Termination of Employment Following Breach.
          ------------------------------------------

          In the event (i) any breach by the Executive of the agreements and covenants described in Subsection 7.1 occurs, and (ii) the Executive's employment with the Bank is terminated due to such breach, such termination shall be deemed to be for Cause and the benefits payable to the Executive shall be paid in accordance with Subsection 5.2 of this Agreement.

     (c)  Breach Following Executive's Termination of Employment.
          ------------------------------------------------------

          In the event the Executive breaches Subsection 7.1 following the Executive's termination of employment with the Bank, all benefits under this Agreement, other than those which can be paid from previous Contributions to the Retirement Income Trust Fund shall be forfeited, regardless of whether the Executive is receiving benefits at such time. If the Executive has attained his Benefit Age and is receiving a benefit at the time of such breach, his remaining balance in the Retirement Income Trust Fund shall be paid to him in a lump sum within thirty (30) days of the date the Bank has received notice of such breach (or in the event of his death prior to payment of such lump sum, to his Beneficiary). If the Executive has not attained his Benefit Age, and following such breach, the Executive lives until his Benefit Age, he (or his Beneficiary, in the event of his death prior to payment of his benefit) shall receive a benefit payable in a lump sum from the Retirement Income Trust Fund in the same manner as set forth above in Subsection 7.2(a).

                                  SECTION VIII
                            BENEFICIARY DESIGNATION
                            -----------------------

The Executive shall make an initial designation of primary and secondary Beneficiaries upon execution of this Agreement and shall have the right to change such designation, at any subsequent time, by submitting to (i) the Administrator, and (ii) the trustee of the Retirement Income Trust Fund, in
               ---
substantially the form attached as Exhibit B to this Agreement, a written designation of primary and secondary Beneficiaries. Any Beneficiary designation made subsequent to execution of this Agreement shall become effective only when receipt thereof is acknowledged in writing by the Administrator.

                                   SECTION IX
                          EXECUTIVE'S RIGHT TO ASSETS
                          ---------------------------

The rights of the Executive, any Beneficiary, or any other person claiming through the Executive under this Agreement, shall be solely those of an unsecured general creditor of the Bank, unless this Agreement provides otherwise. The Executive, the Beneficiary, or any other person claiming through the Executive, shall only have the right to receive from the Bank those payments so specified under this Agreement. The Executive agrees that he, his Beneficiary, or any other person claiming through him shall have no rights or interests whatsoever in any asset of the Bank, including any insurance policies or contracts which the Bank may possess or obtain to informally fund this Agreement. Any asset used or acquired by the Bank in connection with the liabilities it has assumed under this Agreement, unless expressly provided herein, shall not be deemed to be held under any trust for the benefit of the Executive or his Beneficiaries, nor shall any asset be considered security for the performance of the obligations of the Bank. Any such asset shall be and remain, a general, unpledged, and unrestricted asset of the Bank.

                                   SECTION X
                           RESTRICTIONS UPON FUNDING
                           -------------------------

The Bank shall have no obligation to set aside, earmark or entrust any fund or money with which to pay its obligations under this Agreement, unless this Agreement provides otherwise. Except as otherwise provided for in this Agreement, the Executive, his Beneficiaries or any successor in interest to him shall be and remain simply a general unsecured creditor of the Bank in the same manner as any other creditor having a general claim for matured and unpaid compensation. The Bank reserves the absolute right in its sole discretion to either purchase assets to meet its obligations undertaken by this Agreement or to refrain from the same and to determine the extent, nature, and method of such asset purchases. Should the Bank decide to purchase assets such as life insurance, mutual funds, disability policies or annuities, the Bank reserves the absolute right, in its sole discretion, to terminate such assets at any time, in whole or in part. At no time shall the Executive be deemed to have any lien, right, title or interest in or to any specific investment or to any assets of the Bank. If the Bank elects to invest in a life insurance, disability or annuity policy upon the life of the Executive, then the Executive shall assist the Bank by freely submitting to a physical examination and by supplying such additional information necessary to obtain such insurance or annuities.

                                   SECTION XI
                                 ACT PROVISIONS
                                 --------------

11.1 Named Fiduciary and Administrator. The Bank shall be the Named Fiduciary
     ---------------------------------
     and Administrator (the "Administrator") of this Agreement. As Administrator, the Bank shall be responsible for the management, control and administration of the Agreement as established herein. The Administrator may delegate to others certain aspects of the management and operational responsibilities of the Agreement, including the employment of advisors and the delegation of ministerial duties to qualified individuals.

11.2 Claims Procedure and Arbitration. In the event that benefits under this
     --------------------------------
     Agreement are not paid to the Executive (or to his Beneficiary in the case of the Executive's death) and such claimants feel they are entitled to receive such benefits, then a written claim must be made to the Administrator within sixty (60) days from the date payments are refused. The Administrator shall review the written claim and, if the claim is denied, in whole or in part, it shall provide in writing, within ninety
     (90) days of receipt of such claim, its specific reasons for such denial, reference to the provisions of this Agreement upon which the denial is based, and any additional material or information necessary to perfect the claim. Such writing by the Administrator shall further indicate the additional steps which must be undertaken by claimants if an additional review of the claim denial is desired.

     If claimants desire a second review, they shall notify the Administrator in writing within sixty (60) days of the first claim denial. Claimants may review this Agreement or any documents relating thereto and submit any issues and comments, in writing, they may feel appropriate. In its sole discretion, the Administrator shall then review the second claim and provide a written decision within sixty (60) days of receipt of such claim. This decision shall state the specific reasons for the decision and shall include reference to specific provisions of this Agreement upon which the decision is based.

     If claimants continue to dispute the benefit denial based upon completed performance of this Agreement or the meaning and effect of the terms and conditions thereof, then claimants may submit the dispute to a Board of Arbitration for final arbitration. Said Board of Arbitration shall consist of one member selected by the claimant, one member selected by the Bank, and the third member selected by the first two members. The Board of Arbitration shall operate under any generally recognized set of arbitration rules. The parties hereto agree that they, their heirs, personal representatives, successors and assigns shall be bound by the decision of such Board of Arbitration with respect to any controversy properly submitted to it for determination.

                                  SECTION XII
                                 MISCELLANEOUS
                                 -------------

12.1 No Effect on Employment Rights. Nothing contained herein will confer upon
     ------------------------------
     the Executive the right to be retained in the service of the Bank nor limit the right of the Bank to discharge or otherwise deal with the Executive without regard to the existence of the Agreement. Pursuant to 12 C.F.R.
     (S)563.39(b), the following conditions shall apply to this Agreement:

     (1) The Bank's Board of Directors may terminate the Executive at any time, but any termination by the Bank's Board of Directors other than termination for Cause shall not prejudice the Executive's vested right to compensation or other benefits tinder the contract. As provided in Subsection 5.2, the Executive shall have no right to receive additional compensation or other benefits, other than those provided for in Subsection 5.2, after termination for Cause.

     (2) If the Executive is suspended and/or temporarily prohibited from participating in the conduct of the Bank's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act

             (12 U.S.C. (S)1818(e)(3) and (g)(1)) the Bank's obligations under the contract shall be suspended (except vested rights) as of the date of termination of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Bank may in its discretion (i) pay the Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations which were suspended.

     (3) If the Executive is terminated and/or permanently prohibited from participating in the conduct of the Bank's affairs by au order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. (S)1818(e)(4) or (g)(1)), all non-vested obligations of the Bank under the contract shall terminate as of the effective date of the order,

     (4) If the Bank is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act), all non-vested obligations under the contract shall terminate as of the date of default.

     (5) All non-vested obligations under the contract shall be terminated, except to the extent determined that continuation of the contract is necessary for the continued operation of the Bank:

             (i) by the Director [of the Federal Deposit Insurance Corporation or the Resolution Trust Corporation] or his designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Bank under the authority contained in (S) 13(c) of the Federal Deposit Insurance Act; or

             (ii) by the Director [of the Federal Deposit Insurance Corporation
                  or the Resolution Trust Corporation] or his designee, at the time the Director or his designee approves a supervisory merger to resolve problems related to operation of the Bank or when the Bank is determined by the Director to be in an unsafe or unsound condition.

     Any rights of the parties that have already vested, (i.e., the balance of the Executive's Retirement Income Trust Fund and the balance of the Executive's Accrued Benefit Account, if applicable), however, shall not be affected by such action.

12.2 State Law. The Agreement is established under, and will be construed
     ---------
     according to, the laws of the state of New Jersey, to the extent such laws are not preempted by the Act and valid regulations published thereunder.

12.3 Severability. In the event that any of the provisions of this Agreement or
     ------------
     portion thereof, are held to be inoperative or invalid by any court of competent jurisdiction, then: (1) insofar as is reasonable, effect will be given to the intent manifested in the provisions held invalid or inoperative, and (2) the validity and enforceability of the remaining provisions will not be affected thereby.

12.4 Incapacity of Recipient. In the event the Executive is declared incompetent
     -----------------------
     and a conservator or other person legally charged with the care of his person or Estate is appointed, any benefits tinder the Agreement to which such Executive is entitled shall be paid to such conservator or other person legally charged with the care of his person or Estate.

12.5 Unclaimed Benefit. The Executive shall keep the Bank informed of his
     -----------------
     current address and the current address of his Beneficiaries. The Bank shall not be obligated to search for the whereabouts of any person. If the location of the Executive is not made known to the Bank as of the date upon which any payment of any benefits from the Accrued Benefit Account may first be made, the Bank shall delay payment of the Executive's benefit payment(s) until the location of the Executive is made known to the Bank; however, the Bank shall only be obligated to hold such benefit payment(s) for the Executive until the expiration of thirty-six (36) months. Upon expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Executive's Beneficiary. If the location of the Executive's Beneficiary is not made known to the Bank by the end of an additional two (2) month period following expiration of the thirty-six (36) month period, the Bank may discharge its obligation by payment to the Executive's Estate. If there is no Estate in existence at such time or if such fact cannot be determined by the Bank, the Executive and his Beneficiary(ies) shall thereupon forfeit any rights to the balance, if any, of the Executive's Accrued Benefit Account provided for such Executive and/or Beneficiary under this Agreement.

12.6 Limitations on Liability. Notwithstanding any of the preceding provisions
     ------------------------
     of the Agreement, no individual acting as an employee or agent of the Bank, or as a member of the Board of Directors shall be personally liable to the Executive or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

12.7 Gender. Whenever in this Agreement words are used in the masculine or
     ------
     neuter gender, they shall be read and construed as in the masculine, feminine or neuter gender, whenever they should so apply.

12.8 Effect on Other Corporate Benefit Agreements. Nothing contained in this
     --------------------------------------------
     Agreement shall affect the right of the Executive to participate in or be covered by any qualified or non-qualified pension, profit sharing, group, bonus or other supplemental compensation or fringe benefit agreement constituting a part of the Bank's existing or future compensation structure.

12.9 Suicide. Notwithstanding anything to the contrary in this Agreement, if the
     -------
     Executive's death results from Suicide, whether sane or insane, within twenty-six (26) months after execution of this Agreement, all further Contributions to the Retirement Income Trust Fund (or Phantom Contributions recorded in the Accrued Benefit Account) shall thereupon cease, and no Contribution (or Phantom Contribution) shall be made by the Bank to the Retirement Income Trust Fund (or recorded in the Accrued Benefit Account) in the year such death resulting from suicide occurs (if not yet made). All benefits other than those available from previous Contributions to the Retirement Income Trust Fund under this Agreement shall be forfeited, and this Agreement shall become null and void. The balance of the Retirement Income Trust Fund, measured as of the Executive's date of death, shall be paid to the Beneficiary within thirty (30) days of the date the Administrator receives notice of the Executive's death.

12.10 Inurement. This Agreement shall be binding upon and shall inure to
      ---------
      the benefit of the Bank, its successors and assigns, and the Executive, his successors, heirs, executors, administrators, and Beneficiaries.

12.11 Headings. Headings and sub-headings in this Agreement are inserted
      --------
      for reference and convenience only and shall not be deemed a part of this Agreement.

                                  SECTION XIII
                           AMENDMENT/PLAN TERMINATION
                           --------------------------

13.1  Amendment or Plan Termination. The Bank intends this Agreement to be
      -----------------------------
      permanent, but reserves the right to amend or terminate the Agreement when, in the sole opinion of the Bank, such amendment or termination is advisable. However, any termination of the Agreement which is done in anticipation of or pursuant to a "Change in Control", as defined in Subsection 1.9, shall be deemed to trigger Subsections 5.1 and 2.1(b)(3) (or 2.1(c)(3), as applicable) of the Agreement, and benefit(s) shall be paid from the Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) in accordance with such Subsections. Any amendment or termination of the Agreement shall be made pursuant to a resolution of the Board of Directors of the Bank and shall be effective as of the date of such resolution. No amendment or termination of the Agreement shall directly or indirectly), deprive the Executive of all or any portion of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) as of the effective date of the resolution amending or terminating the Agreement.

13.2 Executive's Right to Payment Following Plan Termination. In the event of a
     -------------------------------------------------------
     termination of the Agreement, the Executive shall be entitled to the balance, if any, of his Retirement Income Trust Fund (and Accrued Benefit Account, if applicable), measured as of the date of plan termination. However, if such termination is done in anticipation of or pursuant to a "Change in Control," such balance(s) shall be measured as of the date the lump sum Contribution (or Phantom Contribution) is made (or recorded) pursuant to Subsection 2.1(b)(3) (or 2.1(c)(3)). Payment of the balance(s) of the Executive's Retirement Income Trust Fund (and Accrued Benefit Account, if applicable) shall not be dependent upon his continuation of employment with the Bank following the termination date of the Agreement. Payment of the balance(s) of the Executive's Retirement Income Trust Fund (and Accrued Benefit account, if applicable) shall be made in a lump sum within thirty (30) days of the date of termination of the Agreement.

                                  SECTION XIV
                                   EXECUTION
                                   ---------

14.1 This Agreement and the Leopold W. Montanaro Grantor Trust Agreement set forth the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and any previous agreements or understandings between the parties hereto regarding the subject matter hereof are merged into and superseded by this Agreement and the Leopold W. Montanaro Grantor Trust Agreement.

14.2 This Agreement shall be executed in triplicate, each copy of which, when so executed and delivered, shall be an original, but all three copies shall together constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Bank and the Executive have caused this Agreement to be executed on the day and date first above written.

                              WEST ESSEX BANK, F.S.B.:
ATTEST:


                              By:   /s/ Dennis A. Petrello
                                    ----------------------


/s/ Craig Montanaro                 Executive Vice President
--------------------------          ------------------------
Craig Montanaro, Secretary          (Title)



WITNESS:                      EXECUTIVE


/s/ Lisa A. Mulligan          /s/ Leopold W. Montanaro
--------------------          ------------------------
                              Leopold W. Montanaro

                            CONDITIONS, ASSUMPTIONS,
                                      AND
              SCHEDULE OF CONTRIBUTIONS AND PHANTOM CONTRIBUTIONS

1.   Interest Factor - for purposes of:

     a. the Accrued Benefit Account - shall be six percent (6%) per annum, compounded monthly.

     b. the Retirement Income Trust Fund - shall be five and one-half percent (5.5%) per annum, compounded monthly, provided, however, for purposes of annuitizing the balance of the Retirement Income Trust Fund over the Payout Period, the trustee of the Leopold W. Montanaro Grantor Trust may exercise discretion in selecting a rate other than five and one-half percent (5.5%) per annum for such purpose if another rate is more reasonable given the nature of the investments contained in the Retirement Income Trust Fund and the expected return associated with the investments.

2. The amount of the annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) has been based on the annual incremental accounting accruals which would be required of the Bank until the earlier of the Executive's death or Benefit Age, (i) pursuant to APB Opinion No. 12, as amended by FAS 106 and (ii) assuming a discount rate equal to six percent (6%) per annum, in order to provide the unfunded, non-qualified Supplemental Retirement Income Benefit.

3. Supplemental Retirement Income Benefit means an annual amount equal to Sixty-Six Thousand Three Hundred Forty-Eight Dollars ($66,348.00).

     The definition of Supplemental Retirement Income Benefit has been incorporated into the Agreement for the sole purpose of establishing the amount of annual Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account). The amount of any actual retirement, pre-retirement, or disability benefit payable pursuant to the Agreement will be a function of (i) the amount and timing of Contributions (or Phantom Contributions) to the Retirement Income Trust Fund (or Accrued Benefit Account) and (ii) the actual investment experience of such Contributions (or the monthly compounding rate of Phantom Contributions).

                                   Exhibit A

                              LEOPOLD W. MONTANARO
          RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                                  SCHEDULE OF
                             GROSS "CONTRIBUTIONS"
                          (or "PHANTOM CONTRIBUTIONS")

Establishment                                                   $ 78,044.00

First Plan Year                                                 $ 55,896.00

Second Plan Year                                                $ 61,988.00

Third Plan Year                                                 $ 68,638.00

Fourth Plan Year                                                $ 75,887.00

Fifth Plan Year                                                 $ 83,785.00

Sixth Plan Year                                                 $ 92,385.00

Seventh Plan Year                                               $101,742.00

Eighth Plan Year                                                $ 87,872.00


                                   Exhibit B

          RESTATED EXECUTIVE SUPPLEMENTAL RETIREMENT INCOME AGREEMENT
                            BENEFICIARY DESIGNATION


     The Executive, under the terms of the Restated Executive Supplemental Retirement Income Agreement executed by the Bank of Caldwell, New Jersey, dated the 22nd day of December, 1995 hereby designates the following Beneficiary(ies) to receive any guaranteed payments or death benefits under such Agreement, following his death:

PRIMARY BENEFICIARY:          Lenore A. Montanaro, Wife

SECONDARY BENEFICIARY:        Danielle Dudek, Daughter
                              Craig L. Montanaro, Son
                              or if deceased their issue, if any, per Stirpes


     This Beneficiary Designation hereby revokes any prior Beneficiary Designation which may have been in effect.

     Such Beneficiary Designation is revocable.



DATE: December 22, 1995



/s/ Lisa A. Mulligan                /s/ Leopold W. Montanaro
--------------------                ------------------------
(WITNESS)                           LEOPOLD W. MONTANARO
                                    EXECUTIVE


/s/ Dennis A. Petrello
----------------------
(WITNESS)